UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2020

WESTERN ASSET

INVESTMENT GRADE

DEFINED OPPORTUNITY

TRUST INC. (IGI)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed-income securities of varying maturities.

II	Western Asset Investment Grade Defined Opportunity Trust Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Investment Grade Defined Opportunity Trust Inc. for the six-month reporting period ended May 31, 2020. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2020

Western Asset Investment Grade Defined Opportunity Trust Inc.	III

Performance review

For the six months ended May 31, 2020, Western Asset Investment Grade Defined Opportunity Trust Inc. returned 0.12% based on its net asset value (“NAV”)i and 5.40% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Credit Indexii, returned 3.23% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averageiii returned 1.90% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.44 per share. As of May 31, 2020, the Fund estimates that $0.40 of the distributions were sourced from net investment income and distributions of $0.04 per share were from realized capital gains.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2020. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2020 (unaudited)
Price Per Share	6-Month Total Return**
$20.69 (NAV)	0.12	%†
$21.91 (Market Price)	5.40	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “IGI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIGIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

IV	Western Asset Investment Grade Defined Opportunity Trust Inc.

Performance review (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Investment Grade Defined Opportunity Trust Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2020

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds or “junk bonds”, which are subject to greater liquidity and credit risk (risk of default) than higher- rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Western Asset Investment Grade Defined Opportunity Trust Inc.	V

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).

iii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

VI	Western Asset Investment Grade Defined Opportunity Trust Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2020 and November 30, 2019 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	1

Schedule of investments (unaudited)

May 31, 2020

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 96.9%
Communication Services — 11.6%
Diversified Telecommunication Services — 4.2%
AT&T Inc., Senior Notes	4.500%	5/15/35	370,000	$417,206
AT&T Inc., Senior Notes	4.900%	6/15/42	250,000	286,932
AT&T Inc., Senior Notes	4.800%	6/15/44	290,000	335,426
AT&T Inc., Senior Notes	4.500%	3/9/48	422,000	480,008
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	1,550,000	2,467,839
British Telecommunications PLC, Senior Notes	4.250%	11/8/49	200,000	220,391	(a)
Corning Inc., Senior Notes	3.900%	11/15/49	210,000	222,743
Telefonica Emisiones SA, Senior Notes	7.045%	6/20/36	140,000	201,461
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,460,000	2,810,814
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	218,000	260,408
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	1,130,000	1,671,361
Total Diversified Telecommunication Services				9,374,589
Media — 6.1%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	910,000	941,991	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000	236,222
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	420,000	553,336
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	560,000	665,995
Comcast Corp., Senior Notes	6.400%	5/15/38	2,500,000	3,664,757
Fox Corp., Senior Notes	5.476%	1/25/39	810,000	1,042,827
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	370,000	473,624
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	330,000	441,564
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	20,000	26,323
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	200,000	237,053
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	3/15/23	1,170,000	1,377,531
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	7/15/33	370,000	541,132
Viacom Inc., Senior Notes	5.250%	4/1/44	80,000	82,634
Walt Disney Co., Senior Notes	6.650%	11/15/37	2,400,000	3,548,331
Total Media				13,833,320

See Notes to Financial Statements.

2	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 1.3%
Sprint Corp., Senior Notes	7.250%	9/15/21	1,170,000	$1,228,880
Sprint Corp., Senior Notes	7.875%	9/15/23	120,000	136,513
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	390,000	587,154
T-Mobile USA Inc., Senior Secured Notes	4.375%	4/15/40	100,000	110,942	(a)
T-Mobile USA Inc., Senior Secured Notes	4.500%	4/15/50	330,000	374,388	(a)
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	320,000	416,970
Vodafone Group PLC, Senior Notes	4.250%	9/17/50	20,000	23,076
Total Wireless Telecommunication Services				2,877,923
Total Communication Services				26,085,832
Consumer Discretionary — 3.7%
Automobiles — 1.0%
Ford Motor Co., Senior Notes	9.215%	9/15/21	640,000	659,200
General Motors Co., Senior Notes	5.400%	10/2/23	200,000	210,942
General Motors Co., Senior Notes	6.125%	10/1/25	300,000	327,714
General Motors Co., Senior Notes	6.600%	4/1/36	290,000	310,825
General Motors Co., Senior Notes	6.750%	4/1/46	580,000	633,349
Total Automobiles				2,142,030
Distributors — 0.2%
Ferguson Finance PLC, Senior Notes	3.250%	6/2/30	380,000	384,309	(a)
Hotels, Restaurants & Leisure — 1.4%
Marriott International Inc., Senior Notes	3.600%	4/15/24	320,000	314,965
Marriott International Inc., Senior Notes	4.625%	6/15/30	550,000	562,573
McDonald’s Corp., Senior Notes	4.700%	12/9/35	260,000	327,093
McDonald’s Corp., Senior Notes	4.875%	12/9/45	370,000	469,315
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	590,000	584,690	(a)
Sands China Ltd., Senior Notes	5.125%	8/8/25	690,000	728,395
Sands China Ltd., Senior Notes	5.400%	8/8/28	200,000	213,728
Total Hotels, Restaurants & Leisure				3,200,759
Household Durables — 0.3%
Lennar Corp., Senior Notes	5.000%	6/15/27	390,000	421,614
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	310,000	329,288
Total Household Durables				750,902
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.875%	8/22/37	410,000	503,539
Specialty Retail — 0.6%
Home Depot Inc., Senior Notes	3.900%	12/6/28	930,000	1,110,974

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Home Depot Inc., Senior Notes	3.300%	4/15/40	100,000	$111,720
Home Depot Inc., Senior Notes	3.350%	4/15/50	80,000	90,883
Total Specialty Retail				1,313,577
Total Consumer Discretionary				8,295,116
Consumer Staples — 3.3%
Beverages — 1.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	1,730,000	1,933,103
Coca-Cola Co., Senior Notes	4.125%	3/25/40	290,000	364,404
Coca-Cola Co., Senior Notes	4.200%	3/25/50	160,000	207,773
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	100,000	109,383
Total Beverages				2,614,663
Food & Staples Retailing — 0.2%
Walmart Inc., Senior Notes	4.050%	6/29/48	360,000	463,914
Food Products — 0.2%
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	160,000	165,050
Mars Inc., Senior Notes	3.200%	4/1/30	220,000	249,841	(a)
Total Food Products				414,891
Household Products — 0.0%
Estee Lauder Cos. Inc., Senior Notes	3.125%	12/1/49	110,000	116,028
Tobacco — 1.7%
Altria Group Inc., Senior Notes	3.800%	2/14/24	290,000	314,758
Altria Group Inc., Senior Notes	4.400%	2/14/26	500,000	572,507
Altria Group Inc., Senior Notes	4.800%	2/14/29	1,360,000	1,570,588
Altria Group Inc., Senior Notes	3.875%	9/16/46	80,000	78,237
Reynolds American Inc., Senior Notes	8.125%	5/1/40	470,000	564,123
Reynolds American Inc., Senior Notes	7.000%	8/4/41	510,000	615,852
Total Tobacco				3,716,065
Total Consumer Staples				7,325,561
Energy — 15.3%	’
Energy Equipment & Services — 0.5%
Halliburton Co., Senior Notes	2.920%	3/1/30	200,000	186,601
Halliburton Co., Senior Notes	5.000%	11/15/45	930,000	926,672
Total Energy Equipment & Services				1,113,273
Oil, Gas & Consumable Fuels — 14.8%
Apache Corp., Senior Notes	6.000%	1/15/37	84,000	73,594
Apache Corp., Senior Notes	5.100%	9/1/40	280,000	225,129
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	126,701
Apache Corp., Senior Notes	4.750%	4/15/43	670,000	521,363

See Notes to Financial Statements.

4	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	710,000	$698,142
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	170,000	176,266	(a)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	40,000	42,582	(a)
Cameron LNG LLC, Senior Secured Notes	3.701%	1/15/39	50,000	51,696	(a)
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	960,000	973,787
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	250,000	244,284
Concho Resources Inc., Senior Notes	3.750%	10/1/27	110,000	115,277
Concho Resources Inc., Senior Notes	4.300%	8/15/28	280,000	304,403
ConocoPhillips, Senior Notes	6.500%	2/1/39	1,500,000	2,175,277
Continental Resources Inc., Senior Notes	4.500%	4/15/23	880,000	818,664
Continental Resources Inc., Senior Notes	4.375%	1/15/28	430,000	364,296
Devon Energy Corp., Senior Notes	5.850%	12/15/25	560,000	603,830
Devon Energy Corp., Senior Notes	5.600%	7/15/41	20,000	18,604
Devon Energy Corp., Senior Notes	5.000%	6/15/45	210,000	187,093
Ecopetrol SA, Senior Notes	5.875%	5/28/45	404,000	421,899
Energy Transfer Operating LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	330,000	275,567	(b)(c)
Energy Transfer Operating LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	880,000	727,100	(b)(c)
Energy Transfer Operating LP, Senior Notes	4.200%	9/15/23	510,000	530,944
Energy Transfer Operating LP, Senior Notes	5.250%	4/15/29	20,000	21,393
Energy Transfer Operating LP, Senior Notes	6.625%	10/15/36	20,000	21,645
Energy Transfer Operating LP, Senior Notes	5.800%	6/15/38	60,000	62,094
Energy Transfer Operating LP, Senior Notes	5.000%	5/15/50	370,000	356,262
Enterprise Products Operating LLC, Senior Notes	4.250%	2/15/48	400,000	435,553
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	210,000	212,200
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	570,000	511,948	(c)
EOG Resources Inc., Senior Notes	4.375%	4/15/30	370,000	438,673
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	320,000	362,637
Exxon Mobil Corp., Senior Notes	2.995%	8/16/39	190,000	198,076
Exxon Mobil Corp., Senior Notes	4.227%	3/19/40	220,000	268,692
Kinder Morgan Inc., Senior Notes	7.800%	8/1/31	900,000	1,203,684
MEG Energy Corp., Senior Notes	7.000%	3/31/24	372,000	359,019	(a)
MPLX LP, Senior Notes	5.250%	1/15/25	500,000	517,152
MPLX LP, Senior Notes	4.500%	4/15/38	600,000	595,824
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	624,472

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Noble Energy Inc., Senior Notes	5.250%	11/15/43	240,000	$213,240
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	30,000	29,625
Occidental Petroleum Corp., Senior Notes	4.850%	3/15/21	418,000	411,730
Occidental Petroleum Corp., Senior Notes	2.600%	8/13/21	430,000	416,240
Occidental Petroleum Corp., Senior Notes	2.700%	8/15/22	1,150,000	1,063,750
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	20,000	17,256
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	250,000	183,675
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	710,000	592,850
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	10,000	6,063
Occidental Petroleum Corp., Senior Notes (3 mo. USD LIBOR + 0.950%)	1.398%	2/8/21	640,000	615,923	(c)
Occidental Petroleum Corp., Senior Notes (3 mo. USD LIBOR + 1.450%)	1.842%	8/15/22	120,000	105,044	(c)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.625%	10/15/27	180,000	176,817	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	330,000	308,344	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	530,000	575,148
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	730,000	670,914
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	460,000	370,390
Range Resources Corp., Senior Notes	9.250%	2/1/26	730,000	684,488	(a)
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	1,500,000	2,087,451
Sunoco Logistics Partners Operations LP, Senior Notes	3.900%	7/15/26	630,000	636,065
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	760,000	965,349
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.250%	12/1/26	180,000	220,703
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	230,000	245,407	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	12,251
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	860,000	965,116
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.950%	5/15/50	30,000	32,172	(a)
Western Midstream Operating LP, Senior Notes	5.375%	6/1/21	180,000	180,032
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	1,560,000	1,462,843
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	890,000	809,900
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	140,000	126,308

See Notes to Financial Statements.

6	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	120,000	$97,800
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	430,000	350,321
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	952,000	1,026,108
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,130,000	1,228,162
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	77,225
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	148,000	198,349
WPX Energy Inc., Senior Notes	4.500%	1/15/30	180,000	165,318
Total Oil, Gas & Consumable Fuels				33,194,199
Total Energy				34,307,472
Financials — 30.6%
Banks — 18.7%
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.500% to 6/27/29 then 10 year Treasury Constant Maturity Rate + 5.470%)	7.500%	6/27/29	200,000	191,813	(a)(b)(c)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/6/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	400,000	389,888	(a)(b)(c)
Banco Santander SA, Senior Notes	3.490%	5/28/30	400,000	409,413
Bank of America Corp., Junior Subordinated Notes (6.100% to 3/17/25 then 3 mo. USD LIBOR + 3.898%)	6.100%	3/17/25	590,000	619,910	(b)(c)
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. USD LIBOR + 3.705%)	6.250%	9/5/24	880,000	911,412	(b)(c)
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	400,000	431,342	(b)(c)
Bank of America Corp., Senior Notes	5.875%	2/7/42	1,340,000	1,940,208
Bank of America Corp., Senior Notes (3.458% to 3/15/24 then 3 mo. USD LIBOR + 0.970%)	3.458%	3/15/25	110,000	118,324	(c)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	250,000	297,454	(c)
Bank of America Corp., Senior Notes (4.271% to 7/23/28 then 3 mo. USD LIBOR + 1.310%)	4.271%	7/23/29	690,000	798,806	(c)
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	670,000	1,074,560
Bank of Nova Scotia, Junior Subordinated Notes (4.900% to 6/4/25 then 5 year Treasury Constant Maturity Rate + 4.551%)	4.900%	6/4/25	310,000	306,513	(b)(c)(d)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	430,000	462,461

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Barclays PLC, Junior Subordinated Notes (7.750% to 9/15/23 then USD 5 year ICE Swap Rate + 4.842%)	7.750%	9/15/23	320,000	$315,422	(b)(c)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	500,000	558,307	(c)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	1,520,000	1,667,356	(a)(b)(c)
BNP Paribas SA, Junior Subordinated Notes (7.625% to 3/30/21 then USD 5 year ICE Swap Rate + 6.314%)	7.625%	3/30/21	240,000	246,150	(a)(b)(c)
Citigroup Inc., Junior Subordinated Bonds (6.250% to 8/15/26 then 3 mo. USD LIBOR + 4.517%)	6.250%	8/15/26	1,100,000	1,172,419	(b)(c)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	1,350,000	1,350,405	(b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	752,000	1,268,145
Citigroup Inc., Senior Notes	4.650%	7/23/48	420,000	522,509
Citigroup Inc., Subordinated Notes	4.600%	3/9/26	490,000	549,805
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	1,990,000	2,186,003
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	630,000	916,149
Cooperatieve Rabobank UA, Senior Notes	5.750%	12/1/43	250,000	343,988
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,370,000	1,575,062	(a)(b)(c)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	740,000	775,581	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	530,000	579,524	(a)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	800,000	789,556	(b)(c)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	460,000	458,650	(b)(c)
HSBC Holdings PLC, Senior Notes	4.950%	3/31/30	200,000	236,807
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	220,000	220,136	(c)(d)
HSBC Holdings PLC, Senior Notes (2.848% to 6/4/30 then SOFR + 2.387%)	2.848%	6/4/31	480,000	479,415	(c)(d)
HSBC Holdings PLC, Subordinated Notes	7.625%	5/17/32	110,000	150,559
Intesa Sanpaolo SpA, Senior Notes	4.700%	9/23/49	200,000	202,338	(a)

See Notes to Financial Statements.

8	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Junior Subordinated Notes (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	700,000	$700,487	(b)(c)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	2,236,283
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	760,000	1,051,665
JPMorgan Chase & Co., Subordinated Notes (2.956% to 5/13/30 then SOFR + 2.515%)	2.956%	5/13/31	450,000	465,323	(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (6.750% to 6/27/26 then 5 year Treasury Constant Maturity Rate + 4.815%)	6.750%	6/27/26	220,000	223,366	(b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	620,000	634,551	(b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	470,000	484,474	(b)(c)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	820,000	920,279
PNC Bank NA, Subordinated Notes	4.050%	7/26/28	650,000	747,802
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	710,000	1,013,326	(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	950,000	988,551	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes (2.359% to 5/22/23 then 1 year Treasury Constant Maturity Rate + 2.150%)	2.359%	5/22/24	200,000	202,073	(c)
Royal Bank of Scotland Group PLC, Senior Notes (3.073% to 5/22/27 then 1 year Treasury Constant Maturity Rate + 2.550%)	3.073%	5/22/28	450,000	461,736	(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	840,000	917,881
Royal Bank of Scotland Group PLC, Subordinated Notes (3.754% to 11/1/24 then 5 year Treasury Constant Maturity Rate + 2.100%)	3.754%	11/1/29	420,000	425,130	(c)
UniCredit SpA, Senior Notes	6.572%	1/14/22	570,000	594,273	(a)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	1,610,000	1,759,292	(a)(c)

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	6/29/20	410,000	$409,377	(b)(c)
Wells Fargo & Co., Senior Notes (3.196% to 6/17/26 then 3 mo. USD LIBOR + 1.170%)	3.196%	6/17/27	1,150,000	1,225,629	(c)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. USD LIBOR + 4.240%)	5.013%	4/4/51	410,000	538,139	(c)
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	420,000	476,803
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	530,000	627,008
Westpac Banking Corp., Subordinated Notes	4.421%	7/24/39	170,000	189,893
Total Banks				41,809,731
Capital Markets — 4.9%
Charles Schwab Corp., Senior Notes	3.850%	5/21/25	230,000	261,759
CME Group Inc., Senior Notes	5.300%	9/15/43	750,000	1,112,831
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	400,000	444,706	(a)(c)
Credit Suisse USA Inc., Senior Notes	7.125%	7/15/32	70,000	103,414
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	3,672,186
Goldman Sachs Group Inc., Senior Notes (2.908% to 6/5/22 then 3 mo. USD LIBOR + 1.053%)	2.908%	6/5/23	1,100,000	1,130,892	(c)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	70,000	86,718
Intercontinental Exchange Inc., Senior Notes	3.750%	9/21/28	720,000	825,034
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	1,300,000	1,458,107	(a)
KKR Group Finance Co. VI LLC, Senior Notes	3.750%	7/1/29	110,000	121,665	(a)
Morgan Stanley, Senior Notes	6.375%	7/24/42	140,000	210,781
Raymond James Financial Inc., Senior Notes	4.650%	4/1/30	130,000	149,634
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	150,000	173,895
UBS AG Stamford, CT, Subordinated Notes	7.625%	8/17/22	330,000	364,812
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	920,000	947,964	(a)(b)(c)
Total Capital Markets				11,064,398
Consumer Finance — 1.0%
Navient Corp., Senior Notes	7.250%	1/25/22	1,430,000	1,426,032
Navient Corp., Senior Notes	6.125%	3/25/24	480,000	451,495
Synchrony Financial, Senior Notes	2.850%	7/25/22	460,000	451,784
Total Consumer Finance				2,329,311
Diversified Financial Services — 0.9%
Carlyle Finance LLC, Senior Notes	5.650%	9/15/48	170,000	202,399	(a)

See Notes to Financial Statements.

10	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Carlyle Finance Subsidiary LLC, Senior Notes	3.500%	9/19/29	230,000	$229,497	(a)
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	360,000	407,720	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	240,000	201,148	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	400,000	218,882	(a)(e)
ILFC E-Capital Trust I Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.550%)	3.330%	12/21/65	800,000	347,396	(a)(c)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	335,684
Total Diversified Financial Services				1,942,726
Insurance — 4.5%
American International Group Inc., Senior Notes	6.400%	12/15/20	1,000,000	1,029,803
American International Group Inc., Senior Notes	3.400%	6/30/30	270,000	284,755
American International Group Inc., Senior Notes	4.750%	4/1/48	80,000	92,815
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	360,000	386,321	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	840,000	1,087,728	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	3.375%	4/15/50	130,000	133,001	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	420,000	506,110	(a)
MetLife Inc., Junior Subordinated Notes (6.400% to 12/15/36 then 3 mo. USD LIBOR + 2.205%)	6.400%	12/15/36	1,000,000	1,161,409	(c)
Nationwide Mutual Insurance Co., Subordinated Notes	9.375%	8/15/39	520,000	822,204	(a)
New York Life Insurance Co., Subordinated Notes	4.450%	5/15/69	140,000	172,045	(a)
Nippon Life Insurance Co., Subordinated Notes (3.400% to 1/23/30 then 5 year Treasury Constant Maturity Rate + 2.612%)	3.400%	1/23/50	200,000	204,646	(a)(c)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.625%	9/30/59	180,000	195,931	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	1,050,000	1,588,892	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	660,000	827,624	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	3.300%	5/15/50	330,000	337,005	(a)

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	$592,251
Trinity Acquisition PLC, Senior Notes	3.500%	9/15/21	626,000	637,804
Total Insurance				10,060,344
Investment Companies — 0.2%
MDGH - GMTN BV, Senior Notes	2.500%	11/7/24	500,000	512,765	(a)
Thrifts & Mortgage Finance — 0.4%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	770,000	787,406	(a)
Total Financials				68,506,681
Health Care — 12.9%
Biotechnology — 1.8%
AbbVie Inc., Senior Notes	2.950%	11/21/26	420,000	451,567	(a)
AbbVie Inc., Senior Notes	3.200%	11/21/29	1,110,000	1,204,210	(a)
AbbVie Inc., Senior Notes	4.550%	3/15/35	200,000	234,687	(a)
AbbVie Inc., Senior Notes	4.050%	11/21/39	1,160,000	1,299,840	(a)
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	100,000	145,830
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	500,000	647,657
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	100,000	134,403
Total Biotechnology				4,118,194
Health Care Equipment & Supplies — 0.9%
Abbott Laboratories, Senior Notes	4.900%	11/30/46	200,000	282,585
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	910,000	1,121,050
Becton Dickinson and Co., Senior Notes	4.669%	6/6/47	450,000	561,274
Total Health Care Equipment & Supplies				1,964,909
Health Care Providers & Services — 7.8%
Anthem Inc., Senior Notes	4.375%	12/1/47	230,000	280,389
Centene Corp., Senior Notes	4.750%	1/15/25	370,000	382,989
Centene Corp., Senior Notes	4.250%	12/15/27	160,000	167,510
Centene Corp., Senior Notes	4.625%	12/15/29	560,000	605,422
Centene Corp., Senior Notes	3.375%	2/15/30	790,000	801,111
Cigna Corp., Senior Notes	4.125%	11/15/25	540,000	615,029
Cigna Corp., Senior Notes	4.800%	8/15/38	540,000	676,650
Cigna Corp., Senior Notes	3.200%	3/15/40	220,000	231,379
CommonSpirit Health, Secured Notes	4.350%	11/1/42	60,000	59,961
CVS Health Corp., Senior Notes	4.100%	3/25/25	1,460,000	1,632,018
CVS Health Corp., Senior Notes	4.300%	3/25/28	1,610,000	1,842,700
CVS Health Corp., Senior Notes	4.780%	3/25/38	2,060,000	2,521,030
CVS Health Corp., Senior Notes	5.125%	7/20/45	540,000	687,477
CVS Health Corp., Senior Notes	5.050%	3/25/48	930,000	1,196,704
Dartmouth-Hitchcock Health, Secured Bonds	4.178%	8/1/48	150,000	154,546

See Notes to Financial Statements.

12	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
DH Europe Finance II Sarl, Senior Notes	3.250%	11/15/39	70,000	$76,583
DH Europe Finance II Sarl, Senior Notes	3.400%	11/15/49	10,000	11,161
HCA Inc., Senior Secured Notes	4.125%	6/15/29	340,000	369,859
HCA Inc., Senior Secured Notes	5.125%	6/15/39	170,000	198,605
HCA Inc., Senior Secured Notes	5.500%	6/15/47	350,000	420,531
HCA Inc., Senior Secured Notes	5.250%	6/15/49	530,000	626,173
Health Care Service Corp A Mutual Legal Reserve Co., Senior Notes	2.200%	6/1/30	480,000	482,422	(a)
Humana Inc., Senior Notes	4.800%	3/15/47	420,000	543,231
Magellan Health Inc., Senior Notes	4.900%	9/22/24	1,070,000	1,084,600
Orlando Health Obligated Group, Senior Notes	4.089%	10/1/48	270,000	289,349
UnitedHealth Group Inc., Senior Notes	3.700%	12/15/25	250,000	285,184
UnitedHealth Group Inc., Senior Notes	3.850%	6/15/28	540,000	643,360
UnitedHealth Group Inc., Senior Notes	3.500%	8/15/39	220,000	254,402
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	220,000	295,933
Total Health Care Providers & Services				17,436,308
Pharmaceuticals — 2.4%
Bausch Health Cos. Inc., Senior Notes	5.000%	1/30/28	130,000	126,016	(a)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	130,000	128,456	(a)
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	1,530,000	1,757,277	(a)
Bristol-Myers Squibb Co., Senior Notes	5.000%	8/15/45	400,000	555,114	(a)
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	920,975
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	200,000	215,021	(a)
Wyeth LLC, Senior Notes	5.950%	4/1/37	1,100,000	1,601,466
Zoetis Inc., Senior Notes	4.700%	2/1/43	40,000	51,422
Total Pharmaceuticals				5,355,747
Total Health Care				28,875,158
Industrials — 7.7%
Aerospace & Defense — 3.3%
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	330,000	279,356	(a)
Boeing Co., Senior Notes	2.800%	3/1/24	500,000	491,783
Boeing Co., Senior Notes	3.100%	5/1/26	2,190,000	2,132,184
Boeing Co., Senior Notes	5.705%	5/1/40	330,000	363,553
Boeing Co., Senior Notes	5.805%	5/1/50	220,000	250,171
Hexcel Corp., Senior Notes	3.950%	2/15/27	1,000,000	1,030,899
Huntington Ingalls Industries Inc., Senior Notes	3.483%	12/1/27	320,000	336,744
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	50,000	64,068
Lockheed Martin Corp., Senior Notes	4.700%	5/15/46	200,000	273,231

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
Northrop Grumman Systems Corp., Senior Notes	7.875%	3/1/26	1,390,000	$1,868,384
United Technologies Corp., Senior Notes	4.625%	11/16/48	180,000	233,626
Total Aerospace & Defense				7,323,999
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	1,025,876
Airlines — 0.7%
American Airlines Pass-Through Trust	5.600%	7/15/20	192,753	186,251	(a)
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	840,000	680,681
Delta Air Lines Inc., Senior Notes	3.750%	10/28/29	230,000	179,129
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	420,000	434,453	(a)
Delta Air Lines Pass-Through Certificates Trust	8.021%	8/10/22	62,230	47,505
Total Airlines				1,528,019
Building Products — 0.5%
Carrier Global Corp., Senior Notes	2.722%	2/15/30	570,000	543,351	(a)
Carrier Global Corp., Senior Notes	3.377%	4/5/40	270,000	240,933	(a)
Carrier Global Corp., Senior Notes	3.577%	4/5/50	320,000	285,357	(a)
Total Building Products				1,069,641
Commercial Services & Supplies — 0.8%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	180,000	201,505
Waste Connections Inc., Senior Notes	4.250%	12/1/28	750,000	857,661
Waste Management Inc., Senior Notes	3.200%	6/15/26	40,000	43,827
Waste Management Inc., Senior Notes	4.000%	7/15/39	550,000	629,956
Total Commercial Services & Supplies				1,732,949
Industrial Conglomerates — 1.0%
General Electric Co., Senior Notes	3.450%	5/1/27	110,000	109,467
General Electric Co., Senior Notes	3.625%	5/1/30	210,000	208,055
General Electric Co., Senior Notes	6.750%	3/15/32	330,000	395,690
General Electric Co., Senior Notes	6.875%	1/10/39	1,098,000	1,323,287
General Electric Co., Senior Notes	4.250%	5/1/40	110,000	107,198
General Electric Co., Senior Notes	4.350%	5/1/50	40,000	39,129
Total Industrial Conglomerates				2,182,826
Machinery — 0.6%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	360,000	476,681
Otis Worldwide Corp., Senior Notes	2.565%	2/15/30	820,000	832,659	(a)
Otis Worldwide Corp., Senior Notes	3.112%	2/15/40	50,000	49,159	(a)
Total Machinery				1,358,499

See Notes to Financial Statements.

14	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — 0.3%
Union Pacific Corp., Senior Notes	4.375%	11/15/65	530,000	$645,429
Union Pacific Corp., Senior Notes	3.750%	2/5/70	30,000	33,308
Total Road & Rail				678,737
Trading Companies & Distributors — 0.1%
Aviation Capital Group LLC, Senior Notes	4.125%	8/1/25	340,000	251,946	(a)
Total Industrials				17,152,492
Information Technology — 3.5%
Communications Equipment — 0.4%
Harris Corp., Senior Notes	4.854%	4/27/35	430,000	532,993
Harris Corp., Senior Notes	5.054%	4/27/45	340,000	426,522
Total Communications Equipment				959,515
IT Services — 0.2%
International Business Machines Corp., Senior Notes	3.500%	5/15/29	200,000	228,504
PayPal Holdings Inc., Senior Notes	3.250%	6/1/50	140,000	150,766
S&P Global Inc., Senior Notes	3.250%	12/1/49	110,000	118,703
Total IT Services				497,973
Semiconductors & Semiconductor Equipment — 1.5%
Applied Materials Inc., Senior Notes	2.750%	6/1/50	250,000	249,603
Broadcom Inc., Senior Notes	4.150%	11/15/30	440,000	462,464	(a)
Broadcom Inc., Senior Notes	4.300%	11/15/32	580,000	614,904	(a)
Intel Corp., Senior Notes	4.900%	7/29/45	220,000	305,658
Intel Corp., Senior Notes	4.750%	3/25/50	20,000	27,450
Intel Corp., Senior Notes	4.950%	3/25/60	100,000	145,899
Lam Research Corp., Senior Notes	2.875%	6/15/50	110,000	112,196
NVIDIA Corp., Senior Notes	3.500%	4/1/40	100,000	114,085
NVIDIA Corp., Senior Notes	3.500%	4/1/50	300,000	343,823
NVIDIA Corp., Senior Notes	3.700%	4/1/60	120,000	142,870
NXP BV / NXP Funding LLC / NXP USA Inc., Senior Notes	3.400%	5/1/30	160,000	165,628	(a)
QUALCOMM Inc., Senior Notes	4.300%	5/20/47	70,000	86,029
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	430,000	547,013
Total Semiconductors & Semiconductor Equipment				3,317,622
Software — 0.9%
Microsoft Corp., Senior Notes	4.250%	2/6/47	1,520,000	2,067,651
Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	1,010,000	1,029,120	(a)
Total Information Technology				7,871,881

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 1.9%
Chemicals — 0.1%
Ecolab Inc., Senior Notes	4.800%	3/24/30	130,000	$162,639
Metals & Mining — 1.8%
ArcelorMittal SA, Senior Notes	4.550%	3/11/26	330,000	337,369
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	350,000	459,171
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/19/25, then USD 5 year ICE Swap Rate + 5.093% to 10/19/45, then USD 5 year ICE Swap Rate + 5.843%)	6.750%	10/19/75	780,000	895,920	(a)(c)
First Quantum Minerals Ltd., Senior Notes	7.250%	5/15/22	260,000	243,678	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	600,000	556,383	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	100,000	101,223
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	300,000	317,766	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	590,000	625,654	(a)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	550,000	572,627
Total Metals & Mining				4,109,791
Total Materials				4,272,430
Real Estate — 1.9%
Equity Real Estate Investment Trusts (REITs) — 1.7%
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	400,000	414,762
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	4.625%	8/1/29	270,000	267,933
Ventas Realty LP, Senior Notes	4.400%	1/15/29	540,000	551,535
Vornado Realty LP, Senior Notes	3.500%	1/15/25	1,000,000	963,737
Welltower Inc., Senior Notes	3.950%	9/1/23	1,050,000	1,089,860
Welltower Inc., Senior Notes	4.125%	3/15/29	510,000	526,424
Total Equity Real Estate Investment Trusts (REITs)				3,814,251
Real Estate Management & Development — 0.2%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	460,000	550,373
Total Real Estate				4,364,624
Utilities — 4.5%
Electric Utilities — 4.5%
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	1,000,000	1,449,764
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	530,000	667,198
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	892,405
Exelon Corp., Senior Notes	4.050%	4/15/30	190,000	219,346

See Notes to Financial Statements.

16	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Electric Utilities — continued
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	480,000		$537,005
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	3,040,000		4,470,040
Jersey Central Power & Light Co., Senior Notes	4.300%	1/15/26	170,000		195,045	(a)
MidAmerican Energy Co., First Mortgage Bonds	3.650%	4/15/29	240,000		285,089
Southern California Edison Co., First Mortgage Bonds	4.125%	3/1/48	480,000		552,938
Virginia Electric & Power Co., Senior Notes	8.875%	11/15/38	500,000		856,898
Total Utilities					10,125,728
Total Corporate Bonds & Notes (Cost — $191,881,307)					217,182,975
Sovereign Bonds — 1.1%
Argentina — 0.6%
Argentine Bonos del Tesoro, Bonds	18.200%	10/3/21	650,000	ARS	4,036	(f)
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	930,000		340,445	*
Argentine Republic Government International Bond, Senior Notes	7.625%	4/22/46	150,000		55,771	*
Argentine Republic Government International Bond, Senior Notes	6.875%	1/11/48	260,000		94,577	*
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,930,000		733,400	(a)
Total Argentina					1,228,229
Ghana — 0.1%
Ghana Government International Bond, Senior Notes	8.950%	3/26/51	300,000		262,650	(a)
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	7.696%	2/23/38	220,000		188,331	(a)
Peru — 0.1%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	210,000		221,550
Qatar — 0.2%
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	410,000		516,954	(a)
Total Sovereign Bonds (Cost — $4,481,767)					2,417,714

			Shares
Preferred Stocks — 1.0%
Financials — 1.0%
Banks — 0.9%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	6.177%		85,800		1,938,222	(c)

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

May 31, 2020

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate		Shares		Value
Insurance — 0.1%
Delphi Financial Group Inc. (3 mo. USD LIBOR + 3.190%)	3.582%		9,325		$207,481	( c)
Total Preferred Stocks (Cost — $2,309,699)					2,145,703

		Maturity Date	Face Amount†
Municipal Bonds — 0.6%
California — 0.3%
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	7.000%	10/1/39	500,000		566,690	(a)
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	260,000		288,676
Illinois — 0.2%
Illinois State, GO, Taxable, Build America Bonds, Series 2010-3	6.725%	4/1/35	530,000		552,636
Total Municipal Bonds (Cost — $1,354,338)					1,408,002
U.S. Government & Agency Obligations — 0.2%
U.S. Government Obligations — 0.2%
U.S. Treasury Notes (Cost — $477,478)	0.625%	5/15/30	480,000		479,044
Senior Loans — 0.1%
Industrials — 0.1%
Airlines — 0.1%
Delta Air Lines Inc., Initial Term Loan (3 mo. USD LIBOR + 4.750%) (Cost — $194,056)	5.510%	4/27/23	200,000		197,725	( c)(g)(h)
Non-U.S. Treasury Inflation Protected Securities — 0.0%
Argentina — 0.0%
Argentina Treasury Bond (Cost — $101,986)	1.000%	8/5/21	10,689,451	ARS	85,806	(f)
Total Investments before Short-Term Investments (Cost — $200,800,631)					223,916,969

			Shares
Short-Term Investments — 0.4%
Dreyfus Government Cash Management, Institutional Shares (Cost — $969,221)	0.095%		969,221		969,221
Total Investments — 100.3% (Cost — $201,769,852)					224,886,190
Liabilities in Excess of Other Assets — (0.3)%					(619,756)
Total Net Assets — 100.0%					$224,266,434

See Notes to Financial Statements.

18	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Securities traded on a when-issued or delayed delivery basis.

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At May 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	56	9/20	$12,361,777	$12,367,250	$5,473
U.S. Treasury 5-Year Notes	24	9/20	3,013,010	3,015,000	1,990
					7,463
Contracts to Sell:
U.S. Treasury 10-Year Notes	6	9/20	831,943	834,375	(2,432)
U.S. Treasury Long-Term Bonds	119	9/20	21,216,562	21,226,625	(10,063)
U.S. Treasury Ultra Long- Term Bonds	1	9/20	217,217	218,032	(815)
					(13,310)
Net unrealized depreciation on open futures contracts					$(5,847)

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

May 31, 2020

Assets:
Investments, at value (Cost — $201,769,852)	$224,886,190
Interest receivable	2,575,390
Receivable for securities sold	1,544,724
Deposits with brokers for open futures contracts	749,537
Prepaid expenses	10,289
Total Assets	229,766,130

Liabilities:
Payable for securities purchased	4,391,877
Distributions payable	769,606
Payable to broker — net variation margin on open futures contracts	153,312
Investment management fee payable	120,777
Directors’ fees payable	1,923
Accrued expenses	62,201
Total Liabilities	5,499,696
Total Net Assets	$224,266,434

Net Assets:
Par value ($0.001 par value; 10,839,518 shares issued and outstanding; 100,000,000 shares authorized)	$10,840
Paid-in capital in excess of par value	206,407,831
Total distributable earnings (loss)	17,847,763
Total Net Assets	$224,266,434

Shares Outstanding	10,839,518

Net Asset Value	$20.69

See Notes to Financial Statements.

20	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2020

Investment Income:
Interest	$5,144,230
Dividends	88,196
Total Investment Income	5,232,426

Expenses:
Investment management fee (Note 2)	726,164
Directors’ fees	38,922
Audit and tax fees	28,630
Legal fees	20,946
Transfer agent fees	16,128
Fund accounting fees	15,522
Shareholder reports	9,163
Stock exchange listing fees	6,269
Custody fees	3,756
Insurance	1,846
Miscellaneous expenses	7,484
Total Expenses	874,830
Less: Fee waivers and/or expense reimbursements (Note 2)	(6,914)
Net Expenses	867,916
Net Investment Income	4,364,510

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(532,416)
Futures contracts	(2,374,516)
Foreign currency transactions	(8,670)
Net Realized Loss	(2,915,602)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,249,320)
Futures contracts	(64,517)
Foreign currencies	10,718
Change in Net Unrealized Appreciation (Depreciation)	(1,303,119)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(4,218,721)
Increase in Net Assets From Operations	$145,789

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended May 31, 2020 (unaudited) and the Year Ended November 30, 2019	2020	2019

Operations:
Net investment income	$4,364,510	$9,548,504
Net realized gain (loss)	(2,915,602)	844,370
Change in net unrealized appreciation (depreciation)	(1,303,119)	21,322,847
Increase in Net Assets From Operations	145,789	31,715,721

Distributions to Shareholders From (Note 1):
Total distributable earnings	(4,796,285)	(11,048,078)
Decrease in Net Assets From Distributions to Shareholders	(4,796,285)	(11,048,078)

Fund Share Transactions:
Reinvestment of distributions (2,741 and 9,234 shares issued, respectively)	58,728	190,317
Increase in Net Assets From Fund Share Transactions	58,728	190,317
Increase (Decrease) in Net Assets	(4,591,768)	20,857,960

Net Assets:
Beginning of period	228,858,202	208,000,242
End of period	$224,266,434	$228,858,202

See Notes to Financial Statements.

22	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2020[1,2]	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Net asset value, beginning of period	$21.12	$19.21	$21.00	$20.26	$20.28	$21.62

Income (loss) from operations:
Net investment income	0.40	0.88	0.94	0.99	0.98	0.98
Net realized and unrealized gain (loss)	(0.39)	2.05	(1.71)	0.82	0.20	(1.12)
Total income (loss) from operations	0.01	2.93	(0.77)	1.81	1.18	(0.14)

Less distributions from:
Net investment income	(0.40) [3]	(0.89)	(0.96)	(1.02)	(1.17)	(1.20)
Net realized gains	(0.04)	(0.13)	(0.06)	(0.05)	(0.03)	—
Total distributions	(0.44)	(1.02)	(1.02)	(1.07)	(1.20)	(1.20)

Net asset value, end of period	$20.69	$21.12	$19.21	$21.00	$20.26	$20.28

Market price, end of period	$21.91	$21.24	$18.05	$21.85	$20.05	$20.77
Total return, based on NAV[4,5]	0.12%	15.59%	(3.78)%	9.09%	5.97%	(0.69)%
Total return, based on Market Price[6]	5.40%	23.70%	(13.06)%	14.76%	2.43%	5.49%

Net assets, end of period (millions)	$224	$229	$208	$227	$219	$219

Ratios to average net assets:
Gross expenses	0.78%[7]	0.78%	0.78%	0.78%	0.79%	0.83%
Net expenses	0.78 [7,8]	0.78	0.78	0.78	0.79	0.83
Net investment income	3.91 [7]	4.33	4.65	4.76	4.82	4.67

Portfolio turnover rate	22%	56%	46%	40%	41%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2020 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed-income securities of varying maturities. On April 1, 2020, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

24	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$217,182,975	—	$217,182,975
Sovereign Bonds	—	2,417,714	—	2,417,714
Preferred Stocks:
Financials	$1,938,222	207,481	—	2,145,703
Municipal Bonds	—	1,408,002	—	1,408,002
U.S. Government & Agency Obligations	—	479,044	—	479,044
Senior Loans	—	197,725	—	197,725
Non-U.S. Treasury Inflation Protected Securities	—	85,806	—	85,806
Total Long-Term Investments	1,938,222	221,978,747	—	223,916,969
Short-Term Investments†	969,221	—	—	969,221
Total Investments	$2,907,443	$221,978,747	—	$224,886,190
Other Financial Instruments:
Futures Contracts	$7,463	—	—	$7,463
Total	$2,914,906	$221,978,747	—	$224,893,653

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$13,310	—	—	$13,310

†	See Schedule of Investments for additional detailed categorizations.

26	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks.

28	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

As of May 31, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

30	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During the six months ended May 31, 2020, fees waived and/or expenses reimbursed amounted to $6,914.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$37,816,155	$11,187,371
Sales	38,145,224	11,915,968

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

At May 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$201,769,852	$28,544,957	$(5,428,619)	$23,116,338
Futures contracts	—	7,463	(13,310)	(5,847)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2020.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$7,463

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$13,310

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(2,374,516)

32	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(64,517)

During the six months ended May 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$15,596,113
Futures contracts (to sell)	22,495,602

5. Distributions subsequent to May 31, 2020

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/21/2020	6/1/2020	$0.0710
6/23/2020	7/1/2020	$0.0710
7/24/2020	8/3/2020	$0.0710
8/24/2020	9/1/2020	$0.0710

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2020, the Fund did not repurchase any shares.

7. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts that have been presented to the shareholders of the Fund for their approval.

*  *  *

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

34	Western Asset Investment Grade Defined Opportunity Trust Inc. 2020 Semi-Annual Report

Board approval of new management and new subadvisory agreements (unaudited)

Background

On March 9, 2020, during a telephonic meeting of the Boards of Directors (each, a “Board” and each Board member, a “Director” or a “Board Member”) of the closed-end funds under the Board’s purview (each, a “Fund” and together, the “Funds”), Board Members discussed with management of Legg Mason, Inc. (“Legg Mason”) and certain representatives of Franklin Resources, Inc. and its subsidiaries (together, “Franklin Templeton”) the acquisition of Legg Mason by Franklin Templeton (the “Transaction”) and Franklin Templeton’s plans and intentions regarding the Funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by Legg Mason’s separate investment advisory subsidiaries and the combination of Legg Mason’s and Franklin Templeton’s distribution resources. The Board of each Fund was advised that the Transaction, if completed, would constitute a change of control under the Investment Company Act of 1940, as amended (the “1940 Act”), that would result in the termination of the current management agreement between each Fund and Legg Mason Partners Fund Advisor, LLC (the “Manager”) (the “Current Management Agreements”) and the current subadvisory agreements with each Fund’s subadviser or subadvisers (each, a “Subadviser” and together, the “Subadvisers”) (the “Current Subadvisory Agreements”).

At meetings held on April 1, 2020 the Board of each Fund, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the new management agreement between each Fund and the Manager (each, a “New Management Agreement”) and each new subadvisory agreement between each Fund’s Manager and its Subadviser or Subadvisers relating to the Fund (each, a “New Subadvisory Agreement”).1 (The New Management Agreement for a Fund and the New Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “New Agreements,” the Current Management Agreement for a Fund and the Current Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “Current Agreements,” and the Manager and the Subadviser or Subadvisers for a Fund are referred to, collectively, as the “Advisers.”)

At these meetings, which included meetings of the full Board of each Fund and separate meetings of the Independent Board Members, the Board considered, among other things, whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Funds and their shareholders. To assist the Board of each Fund in its consideration of the New

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 13, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Board Members participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Board Members, including a majority of the Independent Board Members, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

Western Asset Investment Grade Defined Opportunity Trust Inc.	35

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, Legg Mason provided materials and information about Legg Mason, including performance and expense comparison data and profitability information by Fund and with respect to the Legg Mason fund complex as a whole, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before and during the April 1, 2020 meetings, the Board of each Fund sought certain information as it deemed necessary and appropriate. In connection with their consideration of the New Agreements, the Independent Board Members worked with their independent legal counsel to prepare requests for additional information that were submitted to Franklin Templeton and Legg Mason. The requests for information of the Board of each Fund sought information relevant to the Board’s consideration of the New Agreements and other anticipated impacts of the Transaction on the Funds and their shareholders. Franklin Templeton and Legg Mason provided documents and information in response to these requests for information. Following their review of this information, the Independent Board Members requested additional information from Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to these requests, which the Board of each Fund reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of each of these meetings and addressed various questions raised by the Board of each Fund.

At the April 1, 2020 meeting of the Board of each Fund, representatives of Legg Mason and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Agreements.

Board Approval of New Management Agreements and New Subadvisory Agreements

Each Fund’s Board’s evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held on November 14, 2019 and at other Board meetings throughout the prior year.

Among other things, the Board Members considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

36	Western Asset Investment Grade Defined Opportunity Trust Inc.

(ii)	that Franklin Templeton has informed the Board of each Fund that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason have informed the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason have informed the Board of each Fund regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that there are not expected to be any changes to any Fund’s custodian or other service providers as a result of the Transaction;

(vi)

that Franklin Templeton has informed the Board of each Fund that it has no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the applicable Fund’s Board before making any changes;

(vii)

that Franklin Templeton does not expect to propose any changes to the investment objective(s) of any Fund or any changes to the principal investment strategies of any Fund as a result of the Transaction;

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix)	that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x)	the fact that each Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(xi)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

Western Asset Investment Grade Defined Opportunity Trust Inc.	37

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

(xii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board of each Fund approve the New Agreements;

(xiii)

that the Current Agreements, except in the case of newer Funds, are the product of multiple years of review and negotiation and information received and considered by the applicable Fund’s Board in the exercise of their business judgment during those years, and that within the past six-months the Board of each Fund had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Board Members’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to each Fund, and that the management and subadvisory fees paid by or in respect of the Fund, taking into account any applicable agreed-upon fee reductions, represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board Members considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xiv)	that the Current Agreements were considered and approved as recently as November 2019, except in the case of one Fund, which is currently in the initial term of its agreement;

(xv)

that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xvi)

that under the a definitive agreement between Legg Mason and Franklin Templeton (the “Transaction Agreement”), Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board of any Fund shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

38	Western Asset Investment Grade Defined Opportunity Trust Inc.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval or continuation of each Current Agreement, and in connection with their review of each New Agreement, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis with respect to their consideration of the Current Agreements and the New Agreements, and their determinations were made separately in respect of each Fund.

The information provided and presentations made to the Board of each Fund encompassed each Fund and all other Funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions rendered by the Manager for each Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadviser(s) pursuant to the New Subadvisory Agreement(s) for the Fund. The Independent Board Members of each Fund considered the New Management Agreement and the New Subadvisory Agreement(s) separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadviser(s) in providing services to the Fund.

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members of each Fund received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Board Members of each Fund, including Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Western Asset Fund”), reviewed the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadviser(s) for the Fund were present.

Nature, Extent and Quality of the Services under the New Agreements

The Board of each Fund received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser(s) under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Board Members considered,

Western Asset Investment Grade Defined Opportunity Trust Inc.	39

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. In this regard, the Board of each Fund took into account that Franklin Templeton and Legg Mason have informed the Board regarding Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing. The Board of each Fund has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. Each Fund’s Board’s evaluation of the services provided by the Manager and the Subadviser(s) took into account the Board Members’ knowledge gained as Board Members of other Funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser(s), and the quality of the Manager’s administrative and other services. The Board of each Fund observed that the scope of services provided by the Manager and the Subadviser(s), and the undertakings required of the Manager and Subadviser(s) in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board of each Fund has received and reviewed on a regular basis information from the Manager and the Subadviser(s) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board of each Fund also considered the risks associated with the Fund borne by the Advisers and their affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadviser(s).

The Board of each Fund considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition (pre- and post-closing).

The Board of each Fund also reviewed the qualifications, backgrounds and responsibilities of the senior personnel of the Manager and the Subadviser(s) and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board of each Fund noted in particular that following the Transaction, Franklin Templeton is expected to have resources that will provide it with substantial capacity to invest across the business. The Board of each Fund also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources.

40	Western Asset Investment Grade Defined Opportunity Trust Inc.

The Board also considered the benefits to each Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In addition, the Board also considered Franklin Templeton’s significant experience in dealing with issues unique to the management of closed-end funds.

The Board of each Fund also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund.

The Board of each Fund received performance information for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board of each Fund was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board of each Fund has found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. It was also noted that the Board of each Fund has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board of each Fund considered the Fund’s performance in light of overall financial market conditions. Where a Fund’s performance was below the median during one or more specified periods, the Fund’s Board noted the explanations from the Advisers concerning the Fund’s relative performance versus the peer group for the various periods.

Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members of each Fund determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Advisers to provide those services, and the Board of each Fund, including the Western Asset Fund, concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements for the Fund were sufficient for approval.

Western Asset Investment Grade Defined Opportunity Trust Inc.	41

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Management Fees and Expense Ratios

The Board of each Fund considered that it had reviewed the Fund’s management fee and total expense ratio at the November 2019 contract renewal meeting. The Board of each Fund considered that the New Management Agreement does not change any Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect. The Board of each Fund noted that by their terms none of the current expense waiver and reimbursement arrangements would expire before December 2020 and that Franklin Templeton had indicated that it would consult with the applicable Fund’s Board before making any changes to the Fund’s current expense waiver and reimbursement arrangements.

The Board of each Fund reviewed and considered the contractual management fee and the actual management fees paid by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services to be provided by the Manager and the Subadviser(s). The Board of each Fund also noted that the compensation paid to the Subadviser(s) is the responsibility and expense of the Manager, or in some cases another Subadviser, and not the Fund. In addition, the Board of each Fund received and considered information provided by Broadridge comparing the contractual management fee and the actual management fee for the Fund, as well as the total actual expenses for the Fund, with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that, while the Board of each Fund has found the Broadridge data generally useful, it recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board of each Fund also considered the overall management fee, the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board of each Fund also received an analysis of Legg Mason complex-wide management fees for Funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board of each Fund reviewed information regarding fees charged by the Manager and/or the Subadviser(s) to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Manager reviewed with the Board of each Fund the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board of each Fund considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

42	Western Asset Investment Grade Defined Opportunity Trust Inc.

In evaluating the costs of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members determined that the Transaction would not increase the total fees payable by any Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board of each Fund, including the Western Asset Fund, determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and Economies of Scale

The Board of each Fund received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board of each Fund also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board of each Fund received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by each Fund’s Board not to be excessive in light of the nature, extent and quality of the services provided to the Fund, including the Western Asset Fund.

The Board of each Fund received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Current Agreements, the Board Members have noted that advisory or management fee reductions had been implemented for certain Funds, as well as expense limitations, and that after taking those reductions and expense limitations into account, the Board Members had determined that the total fees for management services, and administrative services for the applicable Funds, were reasonable in light of the services provided to the Funds, including the Western Asset Fund, and that any economies of scale were being shared appropriately.

The Board Members noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, primarily at the holding company distribution level, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. The Board of each Fund took into account that cost synergies were not the primary driver of the Transaction. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Funds, nor to quantify at this time any possible future economies of scale. The Board Members noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

Western Asset Investment Grade Defined Opportunity Trust Inc.	43

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Other Benefits to the Advisers

The Board of each Fund considered other benefits received by the Manager, the Subadviser(s) and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Funds and the ongoing commitment of the Manager and the Subadviser(s) to the Funds, the Board of each Fund considered that the ancillary benefits that the Manager, the Subadviser(s) and their affiliates received as a result of their relationship with the Fund, including the Western Asset Fund, were reasonable. In evaluating the fall-out benefits to be received by the Advisers under the New Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements.

The Board of each Fund considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Funds. The Board of each Fund considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board Members, including the Independent Board Members, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable to each Fund and that entering into the New Agreements for each Fund, including the Western Asset Fund, was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements for each Fund and to recommend that the Fund’s shareholders approve the New Agreements.

44	Western Asset Investment Grade Defined Opportunity Trust Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. was held on March 20, 2020 for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of directors

Nominees	For	Withheld	Abstain
William R. Hutchinson	9,196,051	358,356	—
Nisha Kumar	9,196,159	358,248	—
Jane Trust	9,203,290	351,117	—

At May 31, 2020, in addition to William R. Hutchinson, Nisha Kumar and Jane Trust, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Ratification of Selection of Independent Registered Public Accountants

To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended November 30, 2020.

For	Against	Abstain
9,394,870	84,443	75,094

Western Asset Investment Grade Defined Opportunity Trust Inc.	45

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

46	Western Asset Investment Grade Defined Opportunity Trust Inc.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Investment Grade Defined Opportunity Trust Inc.	47

Western Asset

Investment Grade Defined Opportunity Trust Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.

Western Asset Investment Grade Defined Opportunity Trust Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

IGI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX012742 7/20 SR20-3919

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 28, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 28, 2020